JUNE 25, 2018

SUPPLEMENT TO THE COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

DATED MARCH 1, 2018, AS RESTATED MAY 15, 2018

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

(1)	Effective July 1, 2018, under the heading “INVESTMENT RISKS,” the following risks are marked with an “X” for the Balanced Fund: “Equity Linked Notes,” “Credit-Linked Securities,” “Floating Rate Loans,” “Senior Loans,” and “Unsecured Loans Risk.”

(2)	Effective July 1, 2018, under the heading “PORTFOLIO MANAGERS – OTHER ACCOUNTS MANAGED OR SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS,” the information in the chart provided for Lutz-Peter Wilke is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	OTHER POOLED INVESTMENT VEHICLES	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)
Lutz-Peter Wilke, CFA*	1**	$177.8	1	$6.9	2	$184.7
*	Information as of May 31, 2018
**	In addition to the registered investment company account listed above, Mr. Wilke serves as the portfolio manager to the Multi-Asset Income Fund and effective July 1, 2018, the Balanced Fund. As of May 31, 2018, assets under management in the Balanced Fund and Multi-Asset Income Fund total approximately $958.9 million and $74.9 million, respectively.

(3)	Effective July 1, 2018, under the heading “PORTFOLIO MANAGERS – OTHER ACCOUNTS MANAGED OR SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS,” footnote (g) to the chart is deleted in its entirety and replaced with the following:

(g) In addition to the registered investment company accounts listed above, this portfolio manager served as the portfolio manager to the following Funds as of October 31, 2017: Balanced Fund, Balanced Income Fund, and Equity Income Fund. Assets under management in those Funds total approximately $935 million, $11.96 billion and $4.31 billion, respectively, as of October 31, 2017. Effective July 1, 2018, Ms. Grimes no longer serves as a portfolio manager to the Balanced Fund.

(4)	Effective July 1, 2018, all references to Adam H. Illfelder are deleted in their entirety.

(5)	Effective July 1, 2018, under the heading “PORTFOLIO MANAGERS – COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS,” the following replaces the information in the chart for Balanced Fund:

FUND	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Balanced Fund	60% Russell 3000 Index/ 40% Bloomberg Barclays US Aggregate Bond Index (Wilke)* Bloomberg Barclays US Government/Credit (Stack and Moran)
*	Effective July 1, 2018, Mr. Wilke was added as a portfolio manager.

(6)	Under the heading “PORTFOLIO MANAGERS – EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS,” the information provided for Lutz-Peter Wilke is deleted in its entirety and replaced with the following effective July 1, 2018:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Lutz-Peter Wilke, CFA	Balanced Fund Multi-Asset Income Fund	None* None

* Information as of May 31, 2018

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.